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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in this Prospectus.

                                        /s/ McGrath Merkel Quinn & Associates

Scranton, Pennsylvania
November 4, 1997